UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 31, 2010
Date of Report (date of earliest event reported)

PCTEL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
471 Brighton Drive
Bloomingdale, Illinois 60108
(Address of Principal Executive Offices, including Zip Code)
(630) 372-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 31, 2010, PCTEL announced that Luis Rugeles, Vice President and General Manager, RF Solutions Group is leaving the Company effective April 14, 2010. The separation of Mr. Rugeles from the Company is amicable and will not adversely affect the business operations. In the interim, Martin H. Singer, Chairman and Chief Executive Officer, will act as general manager.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 31, 2010

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer